UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 21, 2025

Atmus Filtration Technologies Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41710	88-1611079
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

26 Century Boulevard
Nashville, Tennessee	37214
(Address of Principal Executive Offices)	(Zip Code)

(615) 514-7339

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	ATMU	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined by Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 21, 2025, Atmus Filtration Technologies Inc., a Delaware corporation (the “Registrant,” “we,” “us” or “our”), entered into a stock purchase agreement (the “Purchase Agreement”) with Cummins Filtration Inc., an Indiana corporation and a wholly-owned subsidiary of the Registrant (the “Buyer”), and Air Distribution Technologies, Inc., a Delaware corporation (the “Seller”), pursuant to which the Buyer agreed to purchase all of the issued and outstanding shares of Koch Filter Corporation, a Kentucky corporation and wholly owned subsidiary of the Seller (“Koch”), in exchange for $450 million, subject to certain adjustments as set forth in the Purchase Agreement (together with the other transactions contemplated thereby, the “Transaction”). The Registrant agreed to guarantee the due, complete, and punctual payment of, as well as the observance, performance and discharge of all of the Buyer’s obligations under, the Purchase Agreement, all on customary terms and conditions.

The Purchase Agreement provides that at the closing of the Transaction, the Buyer will deposit, or cause to be deposited, $1,450,000 with an escrow agent to be held pending finalization of customary purchase price adjustments regarding cash, indebtedness, net working capital and transaction expenses, contained in the Purchase Agreement.

The closing of the Transaction is subject to customary closing conditions, including, among others: (a) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”); (b) the absence of any order by a governmental authority preventing the consummation of the Transaction; (c) in the case of the Seller’s and the Buyer’s obligations to complete the transaction, the accuracy of certain representations and warranties contained in the Purchase Agreement subject to customary materiality standards; (d) material compliance by the Buyer and the Seller with certain pre-closing covenants; and (e) the absence of any continuing material adverse effect since the date of the Purchase Agreement.

Under the Purchase Agreement, the Buyer and the Seller have made customary representations and warranties and have agreed to be bound to customary covenants for transactions of this type. Furthermore, the Buyer and the Seller are required to use reasonable best efforts to obtain necessary approvals under the HSR Act; provided, that neither the Buyer nor the Seller shall be required to defend or commence any litigation or sell, divest or hold separate any businesses, products, rights, services, licenses, or assets.

The Purchase Agreement contains certain customary termination rights, including that either party may terminate the Purchase Agreement if, subject to certain exceptions and limitations, the Transaction has not closed by March 31, 2026 (the “Outside Date”), subject to an additional thirty (30) days, which extended date shall thereafter be considered the Outside Date, if, on such date, all of the closing conditions except those relating to regulatory approvals have been satisfied or waived. The Purchase Agreement also provides that, in certain circumstances, each party to the Purchase Agreement may seek to compel the other party to specifically perform its obligations under the Purchase Agreement.

We expect to use cash on hand and borrowings under our credit facility, including a potential upsize, to fund the Transaction. Subject to the satisfaction or waiver of customary closing conditions, the Transaction is expected to close in the first quarter of 2026.

The above summary of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 7.01 Regulation FD Disclosure

On November 24, 2025, the Registrant issued a press release announcing that it had entered into the Purchase Agreement. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference.

The information in this Item 7.01 and in the accompanying Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K includes express or implied forward-looking statements. Forward-looking statements include all statements that are not historical facts including those that reflect our current views with respect to, among other things, (i) our ability to timely close on the Transaction, (ii) our ability to finance the Transaction, (iii) the expected financial performance of Koch, (iv) the anticipated cost synergies from the Transaction, and (v) the estimated tax benefits from the Transaction. The words “anticipate,” “assume,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “future,” “will,” “seek,” “foreseeable,” the negative version of these words or similar terms and phrases may identify forward-looking statements in this report, but the absence of these words does not mean that a statement is not forward-looking.

Actual results may differ materially from our expectations due to changes in global, regional, or local economic, business, competitive, market, regulatory, and other factors, many of which are beyond our control. All statements other than statements of historical fact are forward-looking statements, including, without limitation, statements regarding the outlook for our future business and financial performance, discussions of future operations, our strategy for growth and market position. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict. If the underlying assumptions prove inaccurate, or known or unknown risks or uncertainties materialize, our actual outcomes, results and financial condition may differ materially from what is expressed, implied or forecasted in such forward-looking statements. Risks and uncertainties include, but are not limited to, those reflected in Part I, Item 1A, “Risk Factors,” and elsewhere in our Annual Report on Form 10-K for our fiscal year ended December 31, 2024, in our Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2025, and also as may be described from time to time in future reports we file with the Securities and Exchange Commission. You are cautioned not to place undue reliance on forward-looking statements. The forward-looking statements made herein are made only as of the date hereof and we undertake no obligation to publicly update or to revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this report. Any forward-looking statement made by us in this report speaks only as of the date of this report and is expressly qualified in its entirety by the cautionary statements included in this report. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. We undertake no obligation to publicly update or review any forward-looking statement, whether because of new information, future developments or otherwise, except as may be required by any applicable law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1*	Stock Purchase Agreement, dated as of November 21, 2025, by and among Cummins Filtration Inc., Atmus Filtration Technologies Inc. and Air Distribution Technologies, Inc.

99.1	Press Release issued by Atmus Filtration Technologies Inc. on November 24, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Registrant hereby undertakes to furnish supplemental copies of any of the omitted schedules or exhibits upon request by the Securities and Exchange Commission; provided, however, that the Registrant may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act, for any schedules or exhibits so furnished.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: November 24, 2025	Atmus Filtration Technologies Inc.

	By:	/s/ Laura Heltebran
	Name:	Laura Heltebran
	Title:	Senior Vice President,
Chief Legal Officer & Corporate Secretary

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